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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
FEBRUARY 25, 2004

TEXAS REGIONAL BANCSHARES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	000-14517 (COMMISSION FILE NUMBER)	74-2294235 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910
3900 NORTH 10TH STREET, 11TH FLOOR
MCALLEN, TX 78502-5910
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

        On February 25, 2004, Texas Regional Bancshares, Inc. ("Texas Regional") issued a press release announcing the completion of an offering of $50,000,000 of Floating Rate Capital Securities by Texas Regional Statutory Trust I, a Connecticut statutory trust and wholly owned subsidiary of Texas Regional. The press release is attached hereto and filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

99.1
Press release of Texas Regional Bancshares, Inc. dated February 25, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC. (Registrant)
February 25, 2004	By:	/s/ R. T. PIGOTT, JR. R. T. Pigott, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release of Texas Regional Bancshares, Inc. dated February 25, 2004.

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SIGNATURE